UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12.

AT&T Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Explanatory Note

     The following is a transcription of the internet voting script first used by AT&T Corp. in connection with its internet voting facility on or about May 27, 2005.

[AT&T LOGO]

WELCOME TO THE AT&T CORP.
ELECTRONIC PROXY VOTING SITE FOR THE JUNE 30, 2005,
ANNUAL MEETING OF SHAREHOLDERS.

View the annual report on form 10K/A:
[pdf] printer friendly

View the proxy statement/prospectus:
[html] reader friendly
[pdf] printer friendly

View Important Information:
[pdf] printer friendly

In order to read the above PDF documents, you will need the Adobe Acrobat Reader.
If you do not already have this installed, it’s available for free here.

[LINK TO ADOBE READER]

Enter the number printed in the shaded area on
your proxy card:

[button]Click Here To Begin

[AT&T LOGO]

Your Internet vote authorizes the Proxy Committee to vote your shares in the same manner as if you marked, signed and returned your proxy card.

The Board of Directors recommends a vote
FOR items 1, 1a, 2 and 3 and
AGAINST items 4, 5, 6, 7, 8 and 9.

[button]Click Here To Vote As The Board Of Directors Recommends

[button]Click Here To Vote Separately On Each Item

[AT&T LOGO]

To Vote Separately on Each Item — Check The Boxes Below:

You have elected to vote on each item separately. If no directions are given, the proxies will vote for the election of all listed nominees, unless the nomination is withdrawn as described in the proxy statement/prospectus, and in accord
with the Directors’ recommendations on the other subjects listed below.

Your Directors recommend a vote FOR items 1, 1a, 2 and 3.

ITEM 1 Adopt the merger agreement among SBC, AT&T and Merger Sub	For [ ]	Against [ ]	Abstain [ ]
ITEM 1A Adjournment to permit further solicitation of proxies in favor of Item 1	For [ ]	Against [ ]	Abstain [ ]
ITEM 2 Election of Directors	FOR ALL NOMINEES [ ]	FOR ALL NOMINEES EXCEPT AS NOTED BELOW: [ ] [ ] W.F. Aldinger [ ] K.T. Derr [ ] D.W. Dorman [ ] M.K. Eickhoff-Smith [ ] H.L. Henkel [ ] F.C. Herringer [ ] J.C. Madonna [ ] D.F. McHenry [ ] T.L. White	WITHHOLD FROM ALL NOMINEES [ ]
ITEM 3 Ratification of Auditors	For [ ]	Against [ ]	Abstain [ ]

Your Directors recommend a vote AGAINST items 4, 5, 6, 7, 8 and 9.

ITEM 4 No Future Stock Options	For [ ]	Against [ ]	Abstain [ ]
ITEM 5 Link Restricted Stock Unit Vesting to Performance	For [ ]	Against [ ]	Abstain [ ]
ITEM 6 Executive Compensation	For [ ]	Against [ ]	Abstain [ ]
ITEM 7 Poison Pill	For [ ]	Against [ ]	Abstain [ ]
ITEM 8 Shareholder Approval of Future SERPs	For [ ]	Against [ ]	Abstain [ ]
ITEM 9 Shareholder Ratification of Severance Agreements	For [ ]	Against [ ]	Abstain [ ]

PLEASE RESPOND TO THE QUESTIONS.
THEN SCROLL TO THE END OF
THE PAGE TO REGISTER YOUR VOTE.

Electronic Access [ ]
(I prefer to access the annual report and proxy statement electronically.)

I/We plan to attend the Annual Meeting. [ ]

In the event that any other matter may properly come before the meeting, or any adjournment or postponement of the meeting, the Proxy Committee is authorized, at their discretion, to vote the matter.

[button]Click Here To Register Your Vote

[AT&T LOGO]

Voting Summary

Your Control Number:

Adopt the merger agreement among SBC, AT&T and Merger Sub (Item 1):

Adjournment to permit further solicitation of proxies in favor of Item 1 (Item 1a):

Election of Directors (Item 2):

Ratification of Auditors (Item 3):

No Future Stock Options (Item 4):

Link Restricted Stock Unit Vesting to Performance (Item 5):

Executive Compensation (Item 6):

Poison Pill (Item 7):

Shareholder Approval of Future SERPs (Item 8):

Shareholder Ratification of Severance Agreements (Item 9):

Electronic Access:

Annual Meeting Attendance:

THANK YOU FOR VOTING

If any of the above information is incorrect, return to the proxy ballot form by using the BACK feature of your browser program.

To vote another Proxy — CLICK HERE

If the above information is correct, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD. Please exit your browser program as you normally do.